Exhibit 99.1

Verso Corporation to be Acquired by BillerudKorsnäs AB for $27 Per Share in Cash,

or Approximately $825 Million

Creates one of the largest providers of virgin fiber paper and packaging with a cost and quality advantage

MIAMISBURG, Ohio, Dec. 19, 2021 — Verso Corporation (NYSE: VRS) (“Verso”) today announced that it has entered into a definitive merger agreement under which BillerudKorsnäs AB (“BillerudKorsnäs”) will acquire all of the outstanding shares of Verso for a purchase price of $27 per share in cash, or approximately $825 million1. Verso’s Board of Directors, acting upon the recommendation of a special committee of Verso’s Board, has unanimously approved and resolved to recommend approval of the merger by Verso’s shareholders. The transaction is expected to close in the second quarter of 2022.

The consideration corresponds to a premium of approximately 35% compared to closing price of Verso’s shares on December 17, 2021; a premium of approximately 26% compared to Verso’s volume-weighted average share price during the last 30 trading days; and a premium of approximately 57% compared to the unaffected closing price of Verso’s shares on July 9, 2021, the day prior to Atlas Holdings’ submission of an unsolicited, non-binding proposal to acquire Verso for $20.00 per share in cash.

The acquisition of Verso is fully in line with BillerudKorsnäs’ strategy to drive profitable growth in paperboard, and the ambition to expand into North America. BillerudKorsnäs aims to build one of the most cost-efficient and sustainable paperboard platforms in North America by converting several of Verso’s assets into paperboard machines while maintaining Verso’s position as a quality and cost leader in specialty and coated freesheet paper.

In making this acquisition, BillerudKorsnäs recognizes that Verso’s strategic assets are positioned in a region with abundant and cost-effective fiber supply suitable for production of premium packaging materials. Verso’s location also presents favorable export opportunities to both Asia and Europe. Verso will become the platform for BillerudKorsnäs’ future expansion in North America and is expected to provide continuous growth opportunities over the next ten years and beyond. The combined company will be one of the largest providers of virgin fiber paper and packaging with a cost and quality advantage.

Randy Nebel, President and Chief Executive Officer of Verso, said, “With the support of our talented team, Verso has successfully streamlined our operations and reduced costs while strategically investing in projects to enhance our ability to support our customers. This transaction builds upon our considerable progress and better positions the combined company to invest in our North American manufacturing capability, provide high-quality paper products to customers and accelerate growth.”

Mr. Nebel continued, “This agreement follows careful consideration and negotiation led by the special committee of our Board which was formed following receipt of the unsolicited proposal earlier this year. Our full Board believes this transaction maximizes value for shareholders, who will receive a significant premium and immediate and certain value. In BillerudKorsnäs, we found a partner that shares our commitments to safety, quality, sustainability and innovation and is uniquely positioned to recognize the value of our business. We are grateful for BillerudKorsnäs’ partnership over the past several months in reaching this compelling transaction, particularly amidst an uncertain and restrictive pandemic-related travel environment. We are excited to join forces with BillerudKorsnäs and benefit from enhanced opportunities as part of a larger, stronger organization.”

[1]	Based on 30.5 million fully diluted shares outstanding using the treasury stock method.

Christoph Michalski, President and CEO of BillerudKorsnäs, commented, “The combination of BillerudKorsnäs’ expertise in high-quality virgin fiber packaging materials and Verso’s attractive assets creates an excellent platform for long-term profitable growth. We will obtain cost-effective production of coated virgin fiber material in the Midwestern United States. We also plan to sequentially transform part of the business into paperboard production while continuing to serve the U.S. customers. Our investments will create new U.S.-based jobs in a growing market and accelerate the transition from plastic-based packaging materials to renewable sources.”

Investing in Verso’s Platform

BillerudKorsnäs plans to convert Verso’s largest facility, its Escanaba Mill, into a world-class, sustainable, fully integrated paperboard production site. One machine is estimated to be converted by 2025, a second machine by 2029, with a total capacity of around 1,200,000 tons (1,100 ktonnes). BillerudKorsnäs estimates that the investment for the conversion project will be up to approximately $1 billion2.

In addition to continued paper production in Escanaba during the conversion, BillerudKorsnäs plans to continue operating the Quinnesec Mill, a cost and quality leader in graphic paper, specifically in coated freesheet and specialty papers. The mill has the capacity to produce about 430,000 tons (400 ktonnes) of graphic and specialty papers and 240,000 tons (200 ktonnes) of market pulp per year.

BillerudKorsnäs is committed to continuing to serve Verso’s existing customers.

Additional Transaction Details

The acquisition will be effected pursuant to a definitive merger agreement under which Verso will merge with a wholly-owned subsidiary of BillerudKorsnäs. The acquisition will be primarily financed by BillerudKorsnäs through increased debt and operating cash flow. Closing of the transaction is not subject to any financing condition.

A special meeting of Verso’s shareholders is expected to be convened following the mailing to Verso’s shareholders of a proxy statement for the transaction. The transaction is expected to close during the second quarter of 2022, subject to the approval of Verso’s shareholders, as well as receipt of regulatory approvals and satisfaction of other customary closing conditions. Regulatory approvals include U.S. antitrust approval as well as approval from relevant state and federal energy regulatory authorities in the U.S.

Advisors

Rothschild & Co serves as exclusive financial advisor and Kirkland & Ellis LLP serves as legal counsel to Verso. BofA Securities serves as exclusive financial advisor, Skadden, Arps, Slate, Meagher & Flom LLP serves as U.S. legal counsel and Cederquist serves as Swedish legal counsel to BillerudKorsnäs.

[2]	Based on conversion of SEK 9 billion as of December 17, 2021.

About Verso Corporation

Verso Corporation is a leading American owned and operated producer of graphic, specialty and packaging paper and market pulp, with a long-standing reputation for quality and reliability. Verso’s graphic paper products are designed primarily for commercial printing, advertising and marketing applications, including direct mail, catalogs, corporate collateral, books and magazines. Verso’s specialty paper products include release liner papers and label face stock for pressure sensitive, glue-applied and laminate applications. Verso produces packaging paper used in higher-end packaging and printing applications such as greeting cards, book covers, folders, labels and point-of-purchase displays. Verso also makes market pulp used in printing, writing, specialty and packaging papers, facial and toilet tissue, and paper towels. For more information, visit us online at versoco.com.

About BillerudKorsnäs

BillerudKorsnäs provides packaging materials and solutions that challenge conventional packaging for a sustainable future. We are a world leading provider of primary fiber based packaging materials and have customers in over 100 countries. The company has seven production units in Sweden and Finland, and about 4,400 employees in over 13 countries. BillerudKorsnäs has an annual turnover of approximately SEK 24 billion and is listed on Nasdaq Stockholm. www.billerudkorsnas.com.

Verso Contacts

Investors

investor.relations@versoco.com

937-528-3220

Media

Shawn Hall, Director, Communications

shawn.hall@versoco.com

937-528-3700

Bryan Locke/Jenny Gore

Sard Verbinnen & Co

Verso-SVC@sardverb.com

Forward Looking Statements

This release contains “forward-looking statements” regarding Verso, BillerudKorsnäs or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of Verso, are made in reliance on the “safe harbor” provisions within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Verso or BillerudKorsnäs to terminate the merger agreement; the ability to obtain regulatory approvals and/or meet other closing conditions to the proposed merger on a timely basis or at all; the ability to obtain approval by Verso stockholders; difficulties and delays in integrating Verso’s and BillerudKorsnäs’ businesses; risks that the proposed merger disrupts Verso or BillerudKorsnäs current plans and operations; failing to realize anticipated synergies, cost savings and other anticipated benefits of the proposed merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the risk that unexpected costs will be incurred; uncertainties as to BillerudKorsnäs’ ability to obtain financing in order to consummate the merger; the ability of Verso or BillerudKorsnäs to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the price of Verso common stock; the outcome of any legal proceedings that may be instituted against Verso, BillerudKorsnäs or their respective directors and officers; changes in global, political, economic, business, competitive, market and regulatory forces; changes in laws and regulations or the interpretation or enforcement thereof; changes in rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Verso’s and BillerudKorsnäs’ control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Verso’s and BillerudKorsnäs’ businesses, operations and financial results, including (without limitation) the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or Verso’s and BillerudKorsnäs’ future financial or operating performance and include, without limitation, statements relating to the proposed merger and the potential impact of the COVID-19 outbreak on Verso’s and BillerudKorsnäs’ businesses and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “targets”, “expects”, “allows”, “enables”, “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

While forward-looking statements are Verso’s and BillerudKorsnäs’ current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent Verso’s and BillerudKorsnäs’ management’s beliefs and assumptions only as of the date of this release, unless otherwise indicated, and there is no implication that the information contained in this release is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to the cautionary statements and risk factors included in Verso’s filings with the SEC, including Verso’s Annual Report on Form 10-K filed with the SEC on March 1, 2021, Verso’s Quarterly Reports on Form 10-Q and any further disclosures Verso makes in Current Reports on Form 8-K. Verso’s SEC filings are available electronically on Verso’s investor website at https://investor.versoco.com/ or the SEC’s website at www.sec.gov.

For additional information concerning factors that could cause future results to differ from those expressed or implied in the forward-looking statements, please refer to BillerudKorsnäs’ non-exhaustive list of key risks and cautionary statements included in BillerudKorsnäs’ Annual Report, which is available electronically on www.billerudkorsnas.com/investors. Except as required by law, Verso and BillerudKorsnäs assume no obligation to update these forward-looking statements or this release, or to update, supplement or correct the information set forth in this release or the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. All subsequent written and oral forward-looking statements attributable to Verso or BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

All subsequent written and oral forward-looking statements attributable to Verso, BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed merger, Verso expects to file with the SEC and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents regarding the proposed merger. Promptly after filing its definitive proxy statement with the SEC, Verso will mail its definitive proxy statement and a proxy card to Verso’s stockholders entitled to vote at a special meeting relating to the proposed merger, seeking their approval of the respective merger-related proposals. The proxy statement will contain important information about the proposed merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF VERSO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT VERSO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VERSO, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF VERSO’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This release is not a substitute for the proxy statement or for any other document that Verso may file with the SEC and send to its stockholders in connection with the proposed merger. The proposed merger will be submitted to Verso’s stockholders for their consideration.

Investors and security holders may obtain copies of these documents and any other documents filed with or furnished to the SEC by Verso free of charge through the website maintained by the SEC at www.sec.gov, or on Verso’s investor website, https://investor.versoco.com/.

Participants in the Solicitation

Verso and its respective directors and certain of its respective executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger under the rules of the SEC. Information about Verso’s directors and executive officers is available in Verso’s proxy statement dated on March 30, 2021 for its 2021 Annual Meeting of Stockholders. To the extent holdings of Verso securities by directors or executive officers of Verso have changed since the amounts contained in the definitive proxy statement for Verso’s 2021 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge from the sources indicated above, and from Verso by going to its investor relations page on its corporate website at https://investor.versoco.com/. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Verso using the sources indicated above.